Exhibit 99.1

American Spectrum Realty Reports Filing of Its 2010 Form 10-K

HOUSTON--(BUSINESS WIRE)--March 31, 2011--American Spectrum Realty, Inc. (AMEX:AQQ) (“the Company”), a real investment, management and leasing company headquartered in Houston, Texas, announced today that it has filed its Annual Report on Form 10-K with the Securities and Exchange Commission.

In connection with the preparation of the Annual Report and its 2010 financial statements, the Company concluded that it was appropriate to revise its accounting treatment of its purchase of assets from Evergreen Realty Group and to account for certain acquired interests as variable interest entities (VIE’s) and to consolidate those VIE’s in its financial statements. The Company’s 2010 financial statements treat the Evergreen acquisition as a business combination rather than an asset acquisition and consolidate certain VIE’s from various dates in 2010.

Also in this correction, the Company determined that it would be appropriate to restate its financial statements for the first three quarters of 2010 to reflect the business combination and the consolidation of the VIE’s. This attached schedule indicated the items in the quarterly financial statements which are being restated.

American Spectrum Realty, Inc. is a real estate investment company that owns, through an operating partnership, 30 office, industrial and retail properties aggregating approximately 2.8 million square feet in California, Texas, Arizona and the Midwest, and has been publicly traded since 2001. American Spectrum Realty Management, LLC, a wholly-owned subsidiary of the Company’s operating partnership, manages and leases all properties owned by American Spectrum Realty, Inc.

Certain matters discussed in this release are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including the risks and uncertainties of acquiring, owning, operating and disposing of real estate. Such risks and uncertainties are disclosed in the Company’s past and current filings with the U.S. Securities and Exchange Commission.

- Financial Tables Follow -

The following tables summarize the impact of the restatement discussed above on the previously issued Consolidated Financial Statements as of, and for the periods ended March 31, June 30 and Sept 30, 2010 (dollars in thousands except per share data):

	As Previously Reported (unaudited)	Adjustment (unaudited)	Restated (unaudited)
Statement of Operations for the Three Months Ended Mar 31, 2010

Rental revenue	$8,183	-	$8,183
Third party management and transaction revenue	1,104	-	1,104
Total revenues	9,211	-	9,211
Property operating expense	3,625	-	3,625
Depreciation and amortization	3,570	191	3,761
Interest expense	3,400	-	3,400
Total expenses	12,217	191	12,408
Deferred income tax benefit	1,134	70	1,204
Net income attributable to non-controlling interests	(466)	32	(434)
Net income attributable to American Spectrum Realty, Inc.	509	(89)	420
Net income attributable to American Spectrum Realty, Inc. common stockholders	449	(89)	360
Basic and diluted earnings per share attributable to American Spectrum Realty, Inc. common stockholders	$0.18	(0.03)	$0.15

Statement of Operations for the Three Months Ended Jun 30, 2010

Rental revenue	$7,603	489	$8,092
Third party management and transaction revenue	1,221	(19)	1,202
Total revenues	8,837	470	9,307
Property operating expense	3,913	(3)	3,910
Depreciation and amortization	3,579	496	4,075
Interest expense	3,524	214	3,738
Total expenses	13,532	707	14,239
Deferred income tax benefit	1,762	105	1,867
Net loss attributable to non-controlling interests	878	11	889
Net loss attributable to American Spectrum Realty, Inc.	(2,055)	(121)	(2,176)
Net loss attributable to American Spectrum Realty, Inc. common Stockholders	(2,115)	(121)	(2,236)
Basic and diluted earnings per share attributable to American Spectrum Realty, Inc. common stockholders	$(0.70)	(0.04)	$(0.74)

Statement of Operations for the Six Months Ended Jun 30, 2010

Rental revenue	$15,786	489	$16,275
Third party management and transaction revenue	2,235	71	2,306
Total revenues	18,048	470	18,518
Property operating expense	7,538	(3)	7,535
Depreciation and amortization	7,149	687	7,836
Interest expense	6,924	214	7,138
Total expenses	25,749	898	26,647
Deferred income tax benefit	2,896	175	3,071
Net loss attributable to non-controlling interests	412	43	455
Net loss attributable to American Spectrum Realty, Inc.	(1,546)	(210)	(1,756)
Net loss attributable to American Spectrum Realty, Inc. common Stockholders	(1,666)	(210)	(1,876)
Basic and diluted earnings per share attributable to American Spectrum Realty, Inc. common stockholders	$(.52)	(.07)	$(.59)

Statement of Operations for the Three Months Ended Sep 30, 2010

Rental revenue	$8,307	8,424	$16,731
Third party management and transaction revenue	973	(289)	684
Total revenues	9,420	8,135	17,555
Property operating expense	4,703	2,136	6,839
Depreciation and amortization	3,608	4,146	7,754
Interest expense	3,494	3,318	6,812
Total expenses	14,362	9,600	23,962
Deferred income tax benefit	1,697	105	1,802
Net loss attributable to non-controlling interests	1,092	1,241	2,333
Net loss attributable to American Spectrum Realty, Inc.	(2,153)	(119)	(2,272)
Net loss attributable to American Spectrum Realty, Inc. common Stockholders	(2,213)	(119)	(2,332)
Basic and diluted earnings per share attributable to American Spectrum Realty, Inc. common stockholders	$(0.73)	(.04)	$(0.77)

Statement of Operations for the Nine Months Ended Sep 30, 2010

Rental revenue	$24,093	8,913	$33,006
Third party management and transaction revenue	3,208	218	3,426
Total revenues	27,468	8,605	36,073
Property operating expense	12,241	2,133	14,374
Depreciation and amortization	10,757	4,833	15,590
Interest expense	10,418	3,532	13,950
Total expenses	40,111	10,498	50,609
Deferred income tax benefit	4,593	280	4,873
Net loss attributable to non-controlling interests	1,504	1,284	2,788
Net loss attributable to American Spectrum Realty, Inc.	(3,699)	(329)	(4,028)
Net loss attributable to American Spectrum Realty, Inc. common Stockholders	(3,879)	(329)	(4,208)
Basic and diluted earnings per share attributable to American Spectrum Realty, Inc. common stockholders	$(1.27)	(.09)	$(1.36)

Balance Sheet as of March 31, 2010

Real estate held for investment	$252,375	21,925	$274,300
Accumulated depreciation	(75,673)	(4)	(75,677)
Restricted cash	992	925	1,917
Deferred tax asset	8,348	70	8,418
Investments in unconsolidated real estate assets from related parties	-	375	375
Purchased intangibles subject to amortization	18,000	(4,713)	13,287
Goodwill	-	4,003	4,003
Prepaid and other assets, net	10,956	940	118,966
Total Assets	227,944	23,521	251,465
Notes payable	203,863	15,234	219,097
Accounts payable	6,377	75	6,452
Accrued and other liabilities	8,431	848	9,279
Total Liabilities	220,114	16,157	236,271
Accumulated deficit	(51,963)	(89)	(52,052)
Non-controlling interests	11,976	7,453	19,429
American Spectrum Realty, Inc. stockholders’ equity (deficit)	(5,931)	(89)	(6,020)
Total Equity (Deficit)	6,045	7,364	13,409
Total Liabilities and Equity (Deficit)	$227,944	23,521	$251,465

Balance Sheet as of June 30, 2010

Real estate held for investment	$263,359	322,197	$585,556
Accumulated depreciation	(79,238)	(218)	(79,456)
Restricted cash	992	3,371	4,363
Tenant and other receivables, net of allowance for doubtful accounts	1,314	262	1,576
Deferred tax asset	10,146	175	10,321
Investments in unconsolidated real estate assets from related parties	1,386	141	1,527
Purchased intangibles subject to amortization	18,000	(4,994)	13,006
Goodwill	-	4,003	4,003
Prepaid and other assets, net	11,803	4,673	16,476
Total Assets	239,867	329,610	569,477
Notes payable	214,663	226,725	441,388
Accounts payable	6,125	3,227	9,352
Accrued and other liabilities	9,132	1,565	10,697
Total Liabilities	231,287	231,517	462,804
Accumulated deficit	(54,018)	(210)	(54,228)
Non-controlling interests	16,600	98,303	114,903
American Spectrum Realty, Inc. stockholders’ equity (deficit)	(8,020)	(210)	(8,230)
Total Equity (Deficit)	8,580	98,093	106,673
Total Liabilities and Equity (Deficit)	$239,867	329,610	$569,477

Balance Sheet as of September 30, 2010

Real estate held for investment	$280,033	338,471	$618,504
Accumulated depreciation	(82,344)	(4,084)	(86,428)
Restricted cash	992	2,908	3,900
Tenant and other receivables, net of allowance for doubtful accounts	1,223	515	1,738
Deferred tax asset	11,883	280	12,163
Investments in unconsolidated real estate assets from related parties	142	129	271
Purchased intangibles subject to amortization	18,000	(5,275)	12,725
Goodwill	-	4,003	4,003
Prepaid and other assets, net	12,821	5,860	18,681
Total Assets	253,736	342,807	596,543
Notes payable	221,187	240,509	461,696
Accounts payable	8,408	4,315	12,723
Accrued and other liabilities	11,008	1,168	12,176
Total Liabilities	242,298	245,992	488,290
Accumulated deficit	(56,171)	(329)	(56,500)
Non-controlling interests	21,641	97,144	118,785
American Spectrum Realty, Inc. stockholders’ equity (deficit)	(10,203)	(329)	(10,532)
Total Equity (Deficit)	11,438	96,815	108,253
Total Liabilities and Equity (Deficit)	$253,736	342,807	$596,543

CONTACT:
American Spectrum Realty, Inc.
William J. Carden, 713-706-6200
Chairman, President and CEO